COMPUTATIONAL MATERIALS FOR
                           RASC SERIES 2002-KS1 TRUST


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                             PRELIMINARY TERM SHEET
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                                    GMAC RFC


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                          $1,900,000,000 (APPROXIMATE)
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                           RASC SERIES 2002-KS1 TRUST
           HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
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                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER
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          The following is a preliminary  Term Sheet.  All terms and  statements are subject to change.


                         Residential Funding Securities
                                 A GMAC Company

                                 AS UNDERWRITER


                                 JANUARY 8, 2002

EXPECTED TIMING:         Pricing Date:            On or about January [10], 2002
                         Settlement Date:         On or about January [30], 2002
                         First Payment Date:      February 25, 2002




This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER



               RASC SERIES 2002-KS1 - LOAN GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

      Aggregate Outstanding Principal Balance                            $1,050,013,111
      Number of Mortgage Loans                                                  12,717

      First Liens                                                               96.13%
      Junior Liens                                                               3.87%

                                                                 MINIMUM       MAXIMUM         AVERAGE(1)
      Original Principal Balance                                  $9,600      $500,000            $82,756

                                                                 MINIMUM       MAXIMUM          WEIGHTED
                                                                                               AVERAGE(2)
      Original Term to Maturity (mos)                                 24           360                313
      Remaining Term to Stated Maturity (mos)                          9           360                310
      Loan Age (mos)                                                   0            27                  3

      Mortgage Rate                                               6.000%       15.990%            9.7189%

      Original Loan-to-Value Ratio(3)                                                              79.81%

      Credit Score (4)                                                                                608

      LOAN PURPOSE                                          PERCENT OF
                                                              LOANS
      Purchase                                                    23.33%
      Rate/Term Refinance                                          7.59%
      Equity Refinance                                            69.08%

      OCCUPANCY TYPES
      Primary Residence                                           88.84%
      Second/Vacation                                              0.85%
      Non Owner-occupied                                          10.31%

      DOCUMENTATION
      Full Documentation                                          80.08%
      Reduced Documentation                                       19.92%

      PROPERTY TYPES

      Single-family detached                                      84.16%
      Planned Unit Developments (detached)                         5.52%
      Two- to four-family units                                    5.31%
      Condo Low-Rise (less than 5 stories)                         1.67%
      Condo Mid-Rise (5 to 8 stories)                              0.12%
      Condo High-Rise (9 stories or more)                          0.09%
      Manufactured Home                                            1.17%
      Townhouse                                                    1.14%
      Planned Unit Developments (attached)                         0.82%
      Leasehold                                                    0.00% *


      PRODUCT TYPE
      Balloon Loan                                                14.96%
      Fully Amortizing                                            85.04%


      *Less than 0.005%

      Notes:
      (1) Sum of Principal Balance divided by total number of loans.
      (2) Weighted by Outstanding Principal Balance.
      (3) Calculated using the combined loan-to-value ratios for junior lien loans.
      (4) Weighting only for loans with scores.




                         LOAN GROUP I ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES



             ORIGINAL MORTGAGE LOAN           NUMBER OF                                  PERCENT OF
             BALANCE ($)                   MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             1 to 50,000                               4,299             $137,710,413            13.12 %
             50,001 to 100,000                         4,980              355,128,730            33.82
             100,001 to 150,000                        1,943              236,242,693            22.50
             150,001 to 200,000                          815              139,729,169            13.31
             200,001 to 250,000                          352               78,449,846             7.47
             250,001 to 300,000                          186               51,195,513             4.88
             300,001 to 350,000                           67               21,609,383             2.06
             350,001 to 400,000                           52               19,392,819             1.85
             400,001 to 450,000                           11                4,722,308             0.45
             450,001 to 500,000                           12                5,832,237             0.56
                                                          --                ---------             ----
             TOTAL:                                   12,717          $1,050,013,111            100.00 %
                                                      ======          ===============           ======

             Average is $82,756

                                      LOAN GROUP I MORTGAGE RATES

                                              NUMBER OF                                  PERCENT OF
             MORTGAGE RATES (%)            MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             6.000 to 6.499                                8                 $927,305             0.09 %
             6.500 to 6.999                               15                2,289,720             0.22
             7.000 to 7.499                               53                8,520,421             0.81
             7.500 to 7.999                              338               44,975,413             4.28
             8.000 to 8.499                              488               62,244,300             5.93
             8.500 to 8.999                            1,640              180,360,538            17.18
             9.000 to 9.499                            1,567              154,979,023            14.76
             9.500 to 9.999                            2,584              235,072,137            22.39
             10.000 to 10.499                          1,496              119,823,273            11.41
             10.500 to 10.999                          1,540              111,861,293            10.65
             11.000 to 11.499                            779               49,548,683             4.72
             11.500 to 11.999                            690               38,471,283             3.66
             12.000 to 12.499                            242                9,996,380             0.95
             12.500 to 12.999                            512               15,569,006             1.48
             13.000 to 13.499                             73                2,155,324             0.21
             13.500 to 13.999                            598               11,084,422             1.06
             14.000 to 14.499                             29                  686,103             0.07
             14.500 to 14.999                             60                1,321,728             0.13
             15.000 to 15.499                              3                   71,141             0.01
             15.500 to 15.999                              2                   55,618             0.01
                                                           -                   ------             ----
             TOTAL:                                   12,717          $1,050,013,111            100.00 %
                                                      ======          ===============           ======

             Weighted Average is: 9.7189%
             Weighted Average Net Mortgage Rate (net of Monthly Fees) is: 9.0712%





                               LOAN GROUP I ORIGINAL LOAN-TO-VALUE RATIOS

                                                NUMBER OF                                  PERCENT OF
            ORIGINAL LOAN-TO-VALUE RATIO      MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS
            (%)

            0.01 to 50.00                                   629             $34,170,857             3.25 %
            50.01 to 55.00                                  204              14,008,894             1.33
            55.01 to 60.00                                  343              27,005,672             2.57
            60.01 to 65.00                                  471              36,143,752             3.44
            65.01 to 70.00                                  848              69,789,644             6.65
            70.01 to 75.00                                1,246             104,660,346             9.97
            75.01 to 80.00                                2,873             279,867,450            26.65
            80.01 to 85.00                                2,050             198,433,537            18.90
            85.01 to 90.00                                2,185             206,201,224            19.64
            90.01 to 95.00                                  763              54,563,639             5.20
            95.01 to 100.00                               1,105              25,168,096             2.40
                                                          -----              ----------             ----
            TOTAL:                                       12,717         $1,050,013,111            100.00 %
                                                         ======         ===============           ======

            Weighted Average is: 79.81%

                                 LOAN GROUP I PREPAYMENT PENALTY TERMS

                                                NUMBER OF                                  PERCENT OF
           PREPAYMENT PENALTY TERM            MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

           None                                           4,125            $298,707,824            28.45 %
           12 Months                                        809              96,156,795             9.16
           24 Months                                        326              32,919,248             3.14
           36 Months                                      4,701             396,062,573            37.72
           48 Months                                         29               2,498,105             0.24
           60 Months                                      2,668             218,819,313            20.84
           Other (1)                                         59               4,849,253             0.46
                                                             --               ---------             ----
           TOTAL:                                        12,717         $1,050,013,111            100.00 %
                                                         ======         ===============           ======

           (1) Not more than 60 Months.

                                       LOAN GROUP I CREDIT GRADES

                                                NUMBER OF                                  PERCENT OF
           CREDIT GRADE                       MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

           A4                                             4,040            $389,255,930            37.07 %
           AX                                             3,877             300,397,921            28.61
           AM                                             2,288             181,878,317            17.32
           B                                              1,744             128,070,163            12.20
           C                                                528              35,595,110             3.39
           CM                                               240              14,815,671             1.41
                                                            ---              ----------             ----
           TOTAL:                                        12,717         $1,050,013,111            100.00 %
                                                         ======         ===============           ======






                                 LOAN GROUP I CREDIT SCORE DISTRIBUTION

                                              NUMBER OF                                  PERCENT OF
             CREDIT SCORE RANGE            MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             499 or Less                                 154              $11,326,647             1.08 %
             500 to 519                                  288               18,998,103             1.81
             520 to 539                                  649               45,357,750             4.32
             540 to 559                                1,208               89,183,770             8.49
             560 to 579                                1,666              127,801,500            12.17
             580 to 599                                1,837              146,783,924            13.98
             600 to 619                                2,270              195,522,418            18.62
             620 to 639                                1,738              155,142,013            14.78
             640 to 659                                1,269              113,252,648            10.79
             660 to 679                                  752               70,113,850             6.68
             680 to 699                                  383               36,510,721             3.48
             700 to 719                                  205               17,666,729             1.68
             720 to 739                                  108                9,593,344             0.91
             740 to 759                                   76                6,245,424             0.59
             760 or Greater                               53                3,789,027             0.36
                                                          --                ---------             ----
             SUBTOTAL WITH CREDIT                    12,656           $1,047,287,869            99.74  %
                                         -           -------          --------------- -         ------
             SCORES:
             Not Available (1)                            61                2,725,242             0.26
                                                          --                ---------             ----
             TOTAL:                                   12,717          $1,050,013,111            100.00 %
                                                      ======          ===============           ======

             (1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.
             Weighted Average is: 608

                      LOAN GROUP I GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                              NUMBER OF                                  PERCENT OF
             STATE                         MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             Florida                                   1,275             $108,521,270            10.34 %
             California                                  528               91,791,563             8.74
             Texas                                     1,219               87,639,167             8.35
             Georgia                                     715               62,900,255             5.99
             Ohio                                        779               55,000,370             5.24
             Michigan                                    699               49,510,007             4.72
             Tennessee                                   617               40,106,597             3.82
             Illinois                                    439               39,618,004             3.77
             Alabama                                     579               37,341,380             3.56
             New York                                    302               35,519,634             3.38
             Indiana                                     514               33,600,822             3.20
             Other (1)                                 5,051              408,464,043            38.90
                                                       -----              -----------            -----
             TOTAL:                                   12,717          $1,050,013,111            100.00 %
                                                      ======          ===============           ======

             (1) Other includes states and the District of Columbia with under 3% concentrations individually. No more than 0.2% will be secured by mortgaged properties located in any one zip code area in California and no more than 0.2% will be secured by mortgaged properties located in any one zip code area outside of California.



         RASC SERIES 2002-KS1 - LOAN GROUP IIA MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

      Aggregate Outstanding Principal Balance                            $425,000,129
      Number of Mortgage Loans                                                  3,592

      First Liens                                                             100.00%
      Junior Liens                                                              0.00%

                                                                 MINIMUM      MAXIMUM         AVERAGE(1)
      Original Principal Balance                                 $15,390     $340,200           $118,424

                                                                 MINIMUM      MAXIMUM          WEIGHTED
                                                                                              AVERAGE(2)
      Original Term to Maturity (mos)                                180          360                360
      Remaining Term to Stated Maturity (mos)                        177          360                358
      Loan Age (mos)                                                   0           16                  2

      Mortgage Rate                                               6.000%      13.250%            8.9905%
      Initial Interest Rate Cap                                   1.000%       7.000%            2.7761%
      Periodic Rate Cap                                           1.000%       3.000%            1.1369%
      Note Margin                                                 2.240%      12.250%            7.6032%
      Maximum Mortgage Rate                                      12.000%      19.375%           15.3605%
      Minimum Mortgage Rate                                       2.240%      13.250%            8.7741%

      Months to Next Interest Rate Adjustment Date                     4           47                 26

      Original Loan-to-Value Ratio                                                                82.37%

      Credit Score (3)                                                                               604

      LOAN PURPOSE                                          PERCENT OF
                                                              LOANS
      Purchase                                                    37.38%
      Rate/Term Refinance                                          6.54%
      Equity Refinance                                            56.09%

      OCCUPANCY TYPES
      Primary Residence                                           92.72%
      Second/Vacation                                              0.83%
      Non Owner-occupied                                           6.45%

      DOCUMENTATION
      Full Documentation                                          81.85%
      Reduced Documentation                                       18.15%

      PROPERTY TYPES
      Single-family detached                                      83.18%
      Planned Unit Developments (detached)                         7.36%
      Two- to four-family units                                    4.77%
      Condo Low-Rise (less than 5 stories)                         2.03%
      Condo Mid-Rise (5 to 8 stories)                              0.10%
      Condo High-Rise (9 stories or more)                          0.01%
      Manufactured Home                                            0.41%
      Townhouse                                                    0.65%
      Planned Unit Developments (attached)                         1.50%

      INDEX TYPE
      1 Year Treasury                                              0.16%
      3 Year Treasury                                              0.02%
      6 Month LIBOR                                               99.81%

      Notes:
      (1) Sum of Principal Balance divided by total number of loans.
      (2) Weighted by Outstanding Principal Balance.
      (3) Weighting only for loans with scores.




                        LOAN GROUP IIA ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

             ORIGINAL MORTGAGE LOAN           NUMBER OF                                  PERCENT OF
             BALANCE ($)                   MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             1 to 50,000                                 208               $8,229,010             1.94 %
             50,001 to 100,000                         1,448              110,297,106            25.95
             100,001 to 150,000                        1,079              132,598,748            31.20
             150,001 to 200,000                          468               79,602,043            18.73
             200,001 to 250,000                          249               55,712,007            13.11
             250,001 to 300,000                          136               37,272,889             8.77
             300,001 to 350,000                            4                1,288,325            0.30
                                                           -                --------- -          ----
             TOTAL:                                    3,592            $425,000,129           100.00  %
                                                       =====            ============= =        =======

             Average is $118,424


                                     LOAN GROUP IIA MORTGAGE RATES

                                              NUMBER OF                                  PERCENT OF
             MORTGAGE RATES (%)            MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             6.000 to 6.499                                4                 $477,297             0.11 %
             6.500 to 6.999                               27                4,040,778             0.95
             7.000 to 7.499                               99               14,683,150             3.45
             7.500 to 7.999                              384               57,975,517            13.64
             8.000 to 8.499                              396               50,001,792            11.77
             8.500 to 8.999                              814               93,689,226            22.04
             9.000 to 9.499                              565               60,694,702            14.28
             9.500 to 9.999                              788               83,718,973            19.70
             10.000 to 10.499                            275               32,300,646             7.60
             10.500 to 10.999                            172               20,271,698             4.77
             11.000 to 11.499                             33                3,462,290             0.81
             11.500 to 11.999                             29                3,052,957             0.72
             12.000 to 12.499                              4                  470,800             0.11
             12.500 to 12.999                              1                   94,377             0.02
             13.000 to 13.499                              1                   65,927            0.02
                                                           -                   ------ -          ----
             TOTAL:                                    3,592            $425,000,129           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is: 8.9905%
             Weighted Average Net Mortgage Rate (net of Monthly Fees) is: 8.2956%






                              LOAN GROUP IIA ORIGINAL LOAN-TO-VALUE RATIOS

                                                NUMBER OF                                  PERCENT OF
            ORIGINAL LOAN-TO-VALUE RATIO      MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS
            (%)

            0.01 to 50.00                                    54              $4,740,508             1.12 %
            50.01 to 55.00                                   34               3,998,978             0.94
            55.01 to 60.00                                   56               6,655,286             1.57
            60.01 to 65.00                                   81               9,585,547             2.26
            65.01 to 70.00                                  142              15,579,447             3.67
            70.01 to 75.00                                  275              31,266,794             7.36
            75.01 to 80.00                                1,068             124,338,260            29.26
            80.01 to 85.00                                  733              87,022,868            20.48
            85.01 to 90.00                                  854             104,832,151            24.67
            90.01 to 95.00                                  295              36,980,290            8.70
                                                            ---              ---------- -          ----
            TOTAL:                                        3,592           $425,000,129           100.00  %
                                                          =====           ============= =        =======

            Weighted Average is: 82.37%

                                LOAN GROUP IIA PREPAYMENT PENALTY TERMS

                                                NUMBER OF                                  PERCENT OF
           PREPAYMENT PENALTY TERM            MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

           None                                             500             $65,064,708            15.31 %
           12 Months                                        212              30,910,567             7.27
           24 Months                                      1,058             126,739,898            29.82
           36 Months                                      1,602             179,617,064            42.26
           48 Months                                          1                  81,900             0.02
           60 Months                                        192              20,082,371             4.73
           Other (1)                                         27               2,503,621            0.59
                                                             --               --------- -          ----
           TOTAL:                                         3,592           $425,000,129           100.00  %
                                                          =====           ============= =        =======

           (1) Not more than 60 Months.

                                      LOAN GROUP IIA CREDIT GRADES

                                                NUMBER OF                                  PERCENT OF
           CREDIT GRADE                       MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

           A4                                             1,267            $153,318,013            36.07 %
           AX                                               943             111,966,265            26.34
           AM                                               713              85,745,659            20.18
           B                                                478              53,622,412            12.62
           C                                                144              15,648,205             3.68
           CM                                                47               4,699,575            1.11
                                                             --               --------- -          ----
           TOTAL:                                         3,592           $425,000,129           100.00  %
                                                          =====           ============= =        =======






                                LOAN GROUP IIA CREDIT SCORE DISTRIBUTION

                                              NUMBER OF                                  PERCENT OF
             CREDIT SCORE RANGE            MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             499 or Less                                  34               $3,984,779             0.94 %
             500 to 519                                   66                8,568,340             2.02
             520 to 539                                  173               20,411,774             4.80
             540 to 559                                  323               35,676,711             8.39
             560 to 579                                  542               64,509,824            15.18
             580 to 599                                  537               62,966,526            14.82
             600 to 619                                  671               78,635,233            18.50
             620 to 639                                  533               62,993,123            14.82
             640 to 659                                  331               40,063,493             9.43
             660 to 679                                  172               22,068,819             5.19
             680 to 699                                   88               10,289,713             2.42
             700 to 719                                   41                5,306,684             1.25
             720 to 739                                   31                3,776,807             0.89
             740 to 759                                   20                2,504,146             0.59
             760 or Greater                               19                2,171,556            0.51
                                                          --                --------- -          ----
             SUBTOTAL WITH CREDIT                      3,581            $423,927,529            99.75  %
                                                       -----            ------------- -         ------
             SCORES:
             Not Available (1)                            11              $1,072,600             0.25
                                                          --              ----------- -          ----
             TOTAL:                                    3,592            $425,000,129           100.00  %
                                                       =====            ============= =        =======

             (1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.
             Weighted Average is: 604

                     LOAN GROUP IIA GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                              NUMBER OF                                  PERCENT OF
             STATE                         MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             California                                  262              $47,174,682            11.10 %
             Michigan                                    348               36,090,191             8.49
             Texas                                       247               29,652,053             6.98
             Illinois                                    205               24,198,125             5.69
             Florida                                     210               23,275,974             5.48
             Colorado                                    121               20,310,345             4.78
             Minnesota                                   153               19,515,755             4.59
             Georgia                                     164               19,378,608             4.56
             Ohio                                        190               16,776,740             3.95
             Wisconsin                                   160               16,402,325             3.86
             Other (1)                                 1,532              172,225,329           40.52
                                                       -----              ----------- -         -----
             TOTAL:                                    3,592            $425,000,129           100.00  %
                                                       =====            ============= =        =======

             (1) Other includes states and the District of Columbia with under 3% concentrations individually. No more than 0.3% will be secured by mortgaged properties located in any one zip code area in California and no more than 0.3% will be secured by mortgaged properties located in any one zip code area outside of California.






                                      LOAN GROUP IIA NOTE MARGINS

                                              NUMBER OF                                  PERCENT OF
             NOTE MARGINS (%)              MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             2.000 to 2.499                                1                  $84,996             0.02
                                                                                                       %
             2.500 to 2.999                                1                  136,536             0.03
             3.500 to 3.999                                1                   70,024             0.02
             4.000 to 4.499                                4                  519,843             0.12
             4.500 to 4.999                               31                3,625,687             0.85
             5.000 to 5.499                               54                6,843,430             1.61
             5.500 to 5.999                              133               15,234,244             3.58
             6.000 to 6.499                              286               36,388,444             8.56
             6.500 to 6.999                              463               58,027,356            13.65
             7.000 to 7.499                              644               80,299,163            18.89
             7.500 to 7.999                              599               72,294,672            17.01
             8.000 to 8.499                              513               60,130,117            14.15
             8.500 to 8.999                              393               43,657,426            10.27
             9.000 to 9.499                              207               21,200,778             4.99
             9.500 to 9.999                              145               13,948,479             3.28
             10.000 to 10.499                             67                6,801,624             1.60
             10.500 to 10.999                             31                3,588,343             0.84
             11.000 to 11.499                             10                1,031,736             0.24
             11.500 to 11.999                              8                  892,358             0.21
             12.000 to 12.499                              1                  224,872            0.05
                                                           -                  ------- -          ----
             TOTAL:                                    3,592            $425,000,129           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is: 7.6032%

                                 LOAN GROUP IIA MAXIMUM MORTGAGE RATES

                                              NUMBER OF                                  PERCENT OF
             MAXIMUM MORTGAGE RATES (%)    MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             12.000 to 12.999                             21               $3,366,772             0.79
                                                                                                       %
             13.000 to 13.999                            360               55,818,928            13.13
             14.000 to 14.999                            958              115,831,598            27.25
             15.000 to 15.999                          1,225              133,948,220            31.52
             16.000 to 16.999                            710               77,302,236            18.19
             17.000 to 17.999                            276               34,162,573             8.04
             18.000 to 18.999                             37                4,033,075             0.95
             19.000 to 19.999                              5                  536,727            0.13
                                                           -                  ------- -          ----
             TOTAL:                                    3,592            $425,000,129           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is: 15.3605%







                                 LOAN GROUP IIA MINIMUM MORTGAGE RATES


                                              NUMBER OF                                  PERCENT OF
             MINIMUM MORTGAGE RATES (%)    MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             2.000 to 2.999                                2                 $221,531             0.05
                                                                                                       %
             4.000 to 4.999                                1                  256,190             0.06
             5.000 to 5.999                                8                1,166,188             0.27
             6.000 to 6.999                              128               16,633,830             3.91
             7.000 to 7.999                              692               92,156,481            21.68
             8.000 to 8.999                            1,134              137,381,574            32.33
             9.000 to 9.999                            1,141              120,975,707            28.46
             10.000 to 10.999                            420               49,056,597            11.54
             11.000 to 11.999                             61                6,588,070             1.55
             12.000 to 12.999                              4                  498,034             0.12
             13.000 to 13.999                              1                   65,927            0.02
                                                           -                   ------ -          ----
             TOTAL:                                    3,592            $425,000,129           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is: 8.7741%


                              LOAN GROUP IIA NEXT INTEREST RATE ADJUSTMENT

                                                NUMBER OF                                  PERCENT OF
           NEXT INTEREST RATE ADJUSTMENT      MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS
           DATE

           May 2002                                           1                 $99,783             0.02 %
           September 2002                                     1                  98,932             0.02
           May 2003                                           4                 500,910             0.12
           July 2003                                          1                  50,849             0.01
           August 2003                                       10               1,184,023             0.28
           September 2003                                    45               5,845,782             1.38
           October 2003                                     288              33,507,629             7.88
           November 2003                                    948             110,852,239            26.08
           December 2003                                    962             114,731,629            27.00
           January 2004                                     132              16,770,965             3.95
           April 2004                                         1                  65,570             0.02
           May 2004                                           1                 237,680             0.06
           July 2004                                          1                 203,826             0.05
           September 2004                                    26               3,374,566             0.79
           October 2004                                      96              10,345,633             2.43
           November 2004                                    383              44,380,216            10.44
           December 2004                                    597              71,159,591            16.74
           January 2005                                      94              11,508,406             2.71
           December 2005                                      1                  81,900            0.02
                                                              -                  ------ -          ----
           TOTAL:                                         3,592           $425,000,129           100.00  %
                                                          =====           ============= =        =======

           Weighted average months to next rate adjustment date is: 26




              RASC SERIES 2002-KS1 - LOAN GROUP IIB MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT
      Aggregate Outstanding Principal Balance                            $425,000,037
      Number of Mortgage Loans                                                  3,615

      First Liens                                                             100.00%
      Junior Liens                                                              0.00%

                                                                 MINIMUM      MAXIMUM         AVERAGE(1)
      Original Principal Balance                                 $16,050     $625,000           $117,670

                                                                 MINIMUM      MAXIMUM          WEIGHTED
                                                                                              AVERAGE(2)
      Original Term to Maturity (mos)                                180          360                360
      Remaining Term to Stated Maturity (mos)                        176          360                358
      Loan Age (mos)                                                   0           22                  2

      Mortgage Rate                                               6.483%      13.750%            9.0127%
      Initial Interest Rate Cap                                   1.000%       7.000%            2.7831%
      Periodic Rate Cap                                           1.000%       3.000%            1.1387%
      Note Margin                                                 2.750%      12.900%            7.6318%
      Maximum Mortgage Rate                                      12.500%      22.000%           15.3751%
      Minimum Mortgage Rate                                       4.875%      13.750%            8.7977%

      Months to Next Interest Rate Adjustment Date                     2           36                 26

      Original Loan-to-Value Ratio                                                                82.13%

      Credit Score (3)                                                                               606

      LOAN PURPOSE                                          PERCENT OF
                                                              LOANS
      Purchase                                                    40.07%
      Rate/Term Refinance                                          7.17%
      Equity Refinance                                            52.76%

      OCCUPANCY TYPES
      Primary Residence                                           92.75%
      Second/Vacation                                              0.71%
      Non Owner-occupied                                           6.54%

      DOCUMENTATION
      Full Documentation                                          83.46%
      Reduced Documentation                                       16.54%

      PROPERTY TYPES

      Single-family detached                                      82.03%
      Planned Unit Developments (detached)                        10.50%
      Two- to four-family units                                    3.87%
      Condo Low-Rise (less than 5 stories)                         1.58%
      Condo Mid-Rise (5 to 8 stories)                              0.03%
      Condo High-Rise (9 stories or more)                          0.04%
      Manufactured Home                                            0.41%
      Townhouse                                                    0.60%
      Planned Unit Developments (attached)                         0.93%
      Leasehold                                                    0.02%


      INDEX TYPE
      1 Year Treasury                                              0.11%
      6 Month LIBOR                                               99.89%

      Notes:
      (1) Sum of Principal Balance divided by total number of loans.
      (2) Weighted by Outstanding Principal Balance.
      (3) Weighting only for loans with scores.



                        LOAN GROUP IIB ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

             ORIGINAL MORTGAGE LOAN           NUMBER OF                                  PERCENT OF
             BALANCE ($)                   MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             1 to 50,000                                 520              $20,329,328             4.78 %
             50,001 to 100,000                         1,369              100,411,319            23.63
             100,001 to 150,000                          901              109,825,706            25.84
             150,001 to 200,000                          416               71,357,388            16.79
             200,001 to 250,000                          135               29,810,929             7.01
             250,001 to 300,000                           70               19,205,262             4.52
             300,001 to 350,000                          106               34,551,795             8.13
             350,001 to 400,000                           71               26,789,615             6.30
             400,001 to 450,000                            9                3,776,423             0.89
             450,001 to 500,000                           14                6,712,732             1.58
             500,001 to 550,000                            2                1,042,040             0.25
             550,001 to 600,000                            1                  562,500             0.13
             Greater than 600,000                          1                  625,000            0.15
                                                           -                  ------- -          ----
             TOTAL:                                    3,615            $425,000,037           100.00  %
                                                       =====            ============= =        =======

             Average is: $117,670

                                     LOAN GROUP IIB MORTGAGE RATES

                                              NUMBER OF                                  PERCENT OF
             MORTGAGE RATES (%)            MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             6.000 to 6.499                                2                 $287,100             0.07 %
             6.500 to 6.999                               26                4,669,418             1.10
             7.000 to 7.499                              121               23,496,954             5.53
             7.500 to 7.999                              301               45,318,415            10.66
             8.000 to 8.499                              393               54,863,149            12.91
             8.500 to 8.999                              737               96,473,825            22.70
             9.000 to 9.499                              460               52,054,875            12.25
             9.500 to 9.999                              688               77,466,817            18.23
             10.000 to 10.499                            397               34,744,365             8.18
             10.500 to 10.999                            291               23,212,361             5.46
             11.000 to 11.499                             79                5,344,451             1.26
             11.500 to 11.999                             78                4,943,093             1.16
             12.000 to 12.499                             16                  881,346             0.21
             12.500 to 12.999                             15                  708,904             0.17
             13.000 to 13.499                              7                  331,949             0.08
             13.500 to 13.999                              4                  203,016            0.05
                                                           -                  ------- -          ----
             TOTAL:                                    3,615            $425,000,037           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is:  9.0127%
             Weighted Average Net Mortgage Rate (net of Monthly Fees) is: 8.3193%






                              LOAN GROUP IIB ORIGINAL LOAN-TO-VALUE RATIOS

                                                NUMBER OF                                  PERCENT OF
            ORIGINAL LOAN-TO-VALUE RATIO      MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS
            (%)

            0.01 to 50.00                                    70              $5,340,159             1.26 %
            50.01 to 55.00                                   39               3,464,769             0.82
            55.01 to 60.00                                   79               7,146,699             1.68
            60.01 to 65.00                                  105               8,320,991             1.96
            65.01 to 70.00                                  193              17,779,365             4.18
            70.01 to 75.00                                  300              35,598,801             8.38
            75.01 to 80.00                                1,034             125,975,424            29.64
            80.01 to 85.00                                  681              79,635,750            18.74
            85.01 to 90.00                                  847             107,415,112            25.27
            90.01 to 95.00                                  267              34,322,967            8.08
                                                            ---              ---------- -          ----
            TOTAL:                                        3,615           $425,000,037           100.00  %
                                                          =====           ============= =        =======

            Weighted Average is: 82.13%

                                LOAN GROUP IIB PREPAYMENT PENALTY TERMS

                                                NUMBER OF                                  PERCENT OF
           PREPAYMENT PENALTY TERM            MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

           None                                             486             $71,341,285            16.79 %
           12 Months                                        230              33,981,711             8.00
           24 Months                                      1,013             122,979,897            28.94
           36 Months                                      1,655             177,314,629            41.72
           48 Months                                          1                 101,663             0.02
           60 Months                                        205              17,151,713             4.04
           Other (1)                                         25               2,129,140            0.50
                                                             --               --------- -          ----
           TOTAL:                                         3,615           $425,000,037           100.00  %
                                                          =====           ============= =        =======

           (1) Not more than 60 Months.

                                      LOAN GROUP IIB CREDIT GRADES

                                                NUMBER OF                                  PERCENT OF
           CREDIT GRADE                       MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

           A4                                             1,243            $158,518,405            37.30 %
           AX                                               928             116,978,976            27.52
           AM                                               684              80,246,352            18.88
           B                                                505              49,661,542            11.69
           C                                                146              12,566,387             2.96
           CM                                               109               7,028,375            1.65
                                                            ---               --------- -          ----
           TOTAL:                                         3,615           $425,000,037           100.00  %
                                                          =====           ============= =        =======





                                LOAN GROUP IIB CREDIT SCORE DISTRIBUTION
                                              NUMBER OF                                  PERCENT OF
             CREDIT SCORE RANGE            MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             499 or Less                                  39               $3,786,667             0.89 %
             500 to 519                                   73                7,372,601             1.73
             520 to 539                                  211               19,718,934             4.64
             540 to 559                                  351               36,388,883             8.56
             560 to 579                                  548               60,671,955            14.28
             580 to 599                                  531               63,333,432            14.90
             600 to 619                                  662               79,952,086            18.81
             620 to 639                                  458               60,504,713            14.24
             640 to 659                                  326               41,835,903             9.84
             660 to 679                                  171               22,754,763             5.35
             680 to 699                                  103               12,173,685             2.86
             700 to 719                                   56                6,168,924             1.45
             720 to 739                                   40                4,919,362             1.16
             740 to 759                                   17                2,464,349             0.58
             760 or Greater                               16                2,363,459            0.56
                                                          --                --------- -          ----
             SUBTOTAL WITH CREDIT                      3,599            $424,409,717            99.86  %
                                                       -----            ------------- -         ------
             SCORES:
             Not Available (1)                            13                $590,320             0.14
                                                          --                --------- -          ----
             TOTAL:                                    3,615            $425,000,037           100.00  %
                                                       =====            ============= =        =======

             (1) Mortgage loans  indicated as having a Credit Score that is "not available"  include  certain  Mortgage Loans where the Credit Score was not provided by the related  seller and mortgage loans where no credit history can be obtained for the related mortgagor.
             Weighted Average is: 606
                     LOAN GROUP IIB GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                                              NUMBER OF                                  PERCENT OF
             STATE                         MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             California                                  227              $47,182,368            11.10 %
             Texas                                       278               36,352,603             8.55
             Michigan                                    322               31,002,831             7.29
             Georgia                                     172               23,044,680             5.42
             Illinois                                    189               21,852,114             5.14
             Florida                                     182               20,836,084             4.90
             Ohio                                        234               18,175,398             4.28
             Colorado                                    114               18,066,702             4.25
             Minnesota                                   130               16,833,031             3.96
             Arizona                                     108               13,618,376             3.20
             Tennessee                                   133               13,301,681             3.13
             Wisconsin                                   152               12,954,868             3.05
             Other (1)                                 1,374              151,779,301           35.71
                                                       -----              ----------- -         -----
             TOTAL:                                    3,615            $425,000,037           100.00  %
                                                       =====            ============= =        =======

             (1) Other includes states and the District of Columbia with under 3% concentrations individually. No more than 0.3% will be secured by mortgaged properties located in any one zip code area in California and no more than 0.3% will be secured by mortgaged properties located in any one zip code area outside of California.







                                      LOAN GROUP IIB NOTE MARGINS


                                              NUMBER OF                                  PERCENT OF
             NOTE MARGINS (%)              MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             2.500 to 2.999                                2                 $317,995             0.07 %
             4.000 to 4.499                                5                  713,967             0.17
             4.500 to 4.999                               27                3,008,924             0.71
             5.000 to 5.499                               48                6,831,364             1.61
             5.500 to 5.999                              125               18,857,255             4.44
             6.000 to 6.499                              245               31,741,062             7.47
             6.500 to 6.999                              422               57,903,332            13.62
             7.000 to 7.499                              635               79,831,386            18.78
             7.500 to 7.999                              608               78,337,467            18.43
             8.000 to 8.499                              475               54,184,113            12.75
             8.500 to 8.999                              374               39,089,189             9.20
             9.000 to 9.499                              210               21,043,106             4.95
             9.500 to 9.999                              196               17,455,070             4.11
             10.000 to 10.499                            113                7,553,972             1.78
             10.500 to 10.999                             74                5,088,611             1.20
             11.000 to 11.499                             31                1,780,708             0.42
             11.500 to 11.999                             13                  620,397             0.15
             12.000 to 12.499                              6                  329,716             0.08
             12.500 to 12.999                              6                  312,402            0.07
                                                           -                  ------- -          ----
             TOTAL:                                    3,615            $425,000,037           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is: 7.6318%

                                 LOAN GROUP IIB MAXIMUM MORTGAGE RATES

                                              NUMBER OF                                  PERCENT OF
             MAXIMUM MORTGAGE RATES (%)    MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             12.000 to 12.999                             15               $3,498,305             0.82 %
             13.000 to 13.999                            342               56,908,966            13.39
             14.000 to 14.999                            884              117,344,147            27.61
             15.000 to 15.999                          1,037              123,606,093            29.08
             16.000 to 16.999                            818               80,225,784            18.88
             17.000 to 17.999                            399               35,000,608             8.24
             18.000 to 18.999                             98                7,175,366             1.69
             19.000 to 19.999                             17                  898,527             0.21
             20.000 to 20.999                              4                  207,423             0.05
             22.000 to 22.999                              1                  134,818            0.03
                                                           -                  ------- -          ----
             TOTAL:                                    3,615            $425,000,037           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is: 15.3751%






                                 LOAN GROUP IIB MINIMUM MORTGAGE RATES


                                              NUMBER OF                                  PERCENT OF
             MINIMUM MORTGAGE RATES (%)    MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             4.000 to 4.999                                1                  $99,872             0.02
             5.000 to 5.999                               11                2,026,842             0.48
             6.000 to 6.999                              126               18,809,966             4.43
             7.000 to 7.999                              592               89,166,441            20.98
             8.000 to 8.999                            1,076              138,201,553            32.52
             9.000 to 9.999                            1,005              111,265,410            26.18
             10.000 to 10.999                            625               54,087,507            12.73
             11.000 to 11.999                            143                9,495,563             2.23
             12.000 to 12.999                             26                1,368,294             0.32
             13.000 to 13.999                             10                  478,589            0.11
                                                          --                  ------- -          ----
             TOTAL:                                    3,615            $425,000,037           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is: 8.7977%


                              LOAN GROUP IIB NEXT INTEREST RATE ADJUSTMENT

                                                NUMBER OF                                  PERCENT OF
           NEXT INTEREST RATE ADJUSTMENT      MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS
           DATE

           March 2002                                         1                 $50,346             0.01 %
           November 2002                                      1                 107,875             0.03
           April 2003                                         1                 101,509             0.02
           May 2003                                           2                 155,570             0.04
           June 2003                                          2                 191,450             0.05
           July 2003                                          4                 660,735             0.16
           August 2003                                       11               1,342,964             0.32
           September 2003                                    41               4,858,256             1.14
           October 2003                                     284              31,229,492             7.35
           November 2003                                    940             107,956,455            25.40
           December 2003                                    960             115,627,581            27.21
           January 2004                                     123              18,326,428             4.31
           May 2004                                           1                 161,771             0.04
           June 2004                                          1                 109,728             0.03
           July 2004                                          2                 157,858             0.04
           August 2004                                       13               1,544,792             0.36
           September 2004                                    17               2,038,764             0.48
           October 2004                                     109              12,220,163             2.88
           November 2004                                    424              46,825,600            11.02
           December 2004                                    588              68,874,701            16.21
           January 2005                                      90              12,458,000            2.93
                                                             --              ---------- -          ----
           TOTAL:                                         3,615           $425,000,037           100.00  %
                                                          =====           ============= =        =======

           Weighted average months to next rate adjustment date is: 26





                          LOAN GROUP I - ASSUMED MORTGAGE LOAN CHARACTERISTICS




                                                     ORIGINAL
        CURRENT       MORTGAGE       SERVICING       TERM TO             REMAINING          REMAINING TERM
        BALANCE         RATE        FEE RATE *       MATURITY        AMORTIZATION TERM        TO MATURITY
          ($)            (%)            (%)        (IN MONTHS)          (IN MONTHS)           (IN MONTHS)

     157,031,703.17    10.127          0.531           181                  356                   178
     93,247,382.22     10.085          0.499           177                  174                   174
     799,720,914.61     9.596          0.478           355                  352                   352



                         LOAN GROUP IIA - ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                      INITIAL                    MONTHS
                                                                                                   TO
                            ORIGINALREMAININGREMAINING                PERIODPERIODLIFETIMELIFETIMINITIAL
  CURRENT   MORTGAGSERVICINGTERM TO AMORTIZATITERM              GROSS RATE  RATE  MINIMUM MAXIMUMINTERESTADJUSTMENT
  BALANCE    RATE  FEE      MATURITY  TERM   TO                 MARGIN CAP   CAP   RATE    RATE  ADJUSTMEFREQUENCY
                    RATE *                   MATURITY
    ($)      (%)     (%)    (IN     (IN      (IN       INDEX     (%)   (%)   (%)    (%)    (%)    DATE   (IN
                            MONTHS) MONTHS)  MONTHS)                                                     MONTHS)

283,642,654.9.056   0.540     360     358     358    6 Month    7.550 2.670 1.154  8.786  15.479   22       6
                                                       LIBOR
141,357,345.8.860   0.525     360     359     359    6 Month    7.709 2.990 1.103  8.751  15.123   35       6
                                                       LIBOR





                         LOAN GROUP IIB - ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                      INITIAL                    MONTHS
                                                                                                   TO
                            ORIGINALREMAININGREMAINING                PERIODPERIODLIFETIMELIFETIMINITIAL
  CURRENT   MORTGAGSERVICINGTERM TO AMORTIZATITERM              GROSS RATE  RATE  MINIMUM MAXIMUMINTERESTADJUSTMENT
  BALANCE    RATE  FEE      MATURITY  TERM   TO                 MARGIN CAP   CAP   RATE    RATE  ADJUSTMEFREQUENCY
                    RATE *                   MATURITY
    ($)      (%)     (%)    (IN     (IN      (IN       INDEX     (%)   (%)   (%)    (%)    (%)    DATE   (IN
                            MONTHS) MONTHS)  MONTHS)                                                     MONTHS)

280,608,636.9.043   0.538     360     358     358    6 Month    7.557 2.666 1.152  8.761  15.447   22       6
                                                       LIBOR
144,391,363.8.953   0.525     360     358     358    6 Month    7.777 3.011 1.113  8.869  15.236   34       6
                                                       LIBOR


*Includes fees for Master Servicing and Subservicing.
